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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  November 17, 1999



                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)





         PENNSYLVANIA                    000-00121           23-1498399
 (State or other jurisdiction          (Commission        (I.R.S. Employer
      of incorporation)                File Number)      Identification No.)


  2101 Blair Mill Road, Willow Grove, PA                        19090
  (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code  (215) 784-6000
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ITEM 5. OTHER EVENTS

     On November 17, 1999, Kulicke and Soffa Industries, Inc. announced the results of its fourth quarter and fiscal year ended September 30, 1999 (unaudited). A copy of the press release is attached to this report as Exhibit
99.1. Also attached as Exhibit 99.2, solely for informational purposes, is a discussion of the Company's financial condition, changes in financial condition and operating results for the Company's fourth quarter and fiscal year ended September 30, 1999 (unaudited), and prior periods.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.                 Description
-----------                 -----------

99.1                    Press Release dated November 17, 1999

99.2 Discussion of the Company's financial condition, changes in financial condition and operating results for the Company's fourth quarter and fiscal year ended
                        September 30, 1999 (unaudited), and prior periods

                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KULICKE AND SOFFA INDUSTRIES, INC.

Date:  December 1, 1999              By: /s/ Clifford G. Sprague
                                        ------------------------
                                        Clifford G. Sprague,
                                        Senior Vice President
                                        and Chief Financial Officer

                                       3
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                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

99.1                    Press Release dated November 17, 1999

99.2 Discussion of the Company's financial condition, changes in financial condition and operating results for the Company's fourth quarter and fiscal year ended September 30, 1999 (unaudited), and prior periods

                                       4